SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) : April 19, 2000

                               CALPROP CORPORATION
             (Exact name of registrant as specified in its charter)

          California                          1-6844           95-4044835
--------------------------------  ------------------------  --------------------
 (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)

    13160 Mindanao Way, Suite 180, Marina Del Rey, California         90292
-------------------------------------------------------------       ---------
    (Address of principal executive offices)                       (Zip Code)

       (Registrant's telephone number, including area code) (310) 306-4314

                                 Not Applicable
      (Former name, former address and former fiscal year, if changed since last report.)

ITEM 5. OTHER EVENTS.

      On April 19, 2000, Calprop Corporation issued a press release announcing its results of operations for the quarter and the year ended December 31, 1999 and discussing certain other matters. The press release is filed as an exhibit hereto.

ITEM 7. EXHIBITS.

      The following exhibits are filed with this current report on Form 8 - K:

Exhibit No.  Description

  99         Press Release dated April 19, 2000 issued by Calprop Corporation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CALPROP CORPORATION

                               By:  /s/ Mark F. Spiro                         .
                                    ------------------------------------------
                                    Mark F. Spiro
                                    Vice President/Secretary/Treasurer
                                    (Chief Financial and Accounting Officer)
                                    April 19, 2000


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